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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


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                        DATE OF REPORT: OCTOBER 29, 1997

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                              CHECKFREE CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


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    Delaware                       0-26802                     31-1013521
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(STATE OR OTHER             (COMMISSION FILE NO.)             (IRS EMPLOYER
JURISDICTION OF                                           IDENTIFICATION NUMBER)
INCORPORATION OR
ORGANIZATION)

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                           4411 East Jones Bridge Road
                             Norcross, Georgia 30092
                                 (770) 441-3387
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)

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                                 Not Applicable
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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ITEM 5.  OTHER EVENTS.

         On October 29, 1997, CheckFree Corporation, a Delaware corporation ("CheckFree"), announced that it had entered into 10-year processing partnership (the "Strategic Alliance") with Integrion Financial Network, L.L.C. ("Integrion") to provide financial institutions with a fully integrated, end-to-end, cost effective electronic billing and payment processing service employing Integrion's Gold Message Standard for Electronic Commerce, its Interactive Financial Services (IFS) platform and CheckFree's processing infrastructure. In addition, CheckFree and Integrion will work with IBM, Integrion's primary technology partner, to fully integrate Integrion's IFS banking platform with electronic billing and payment, effectively establishing the next generation banking, billing and payment infrastructure for the financial services industry.

         CheckFree's press release issued October 29, 1997 regarding the Strategic Alliance is attached as an exhibit to this report and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  Exhibits.

             Exhibit No.                     Description

                 99 Press release of CheckFree Corporation issued October 29, 1997, regarding the Strategic Alliance.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      CHECKFREE CORPORATION


Dated:  November 11, 1997             By:   /s/ James S. Douglass
                                          -------------------------------------
                                           James S. Douglass, Chief Financial
                                           Officer

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                                  EXHIBIT INDEX


Exhibit No.                       Description                              Page

    99            Press release of CheckFree Corporation issued
                  October 29, 1997, regarding the Strategic
                  Alliance.

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